UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SAMSARA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

`
350 Rhode Island Street, 4th Floor, South Building
San Francisco, California 94103
(415) 985-2400
May 5, 2022
Dear Fellow Stockholders:
We are pleased to invite you to attend the annual meeting of stockholders of Samsara Inc., to be held on Wednesday, June 22, 2022 at 8:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/IOT2022, where you will be able to listen to the meeting live, submit questions and vote online.
The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting.
Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.
On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Samsara.
Sincerely,

/s/ Sanjit Biswas	/s/ John Bicket
Sanjit Biswas	John Bicket
Co-Founder, CEO & Chair	Co-Founder, Executive Vice President, CTO & Director
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SAMSARA INC.
350 Rhode Island Street, 4th Floor, South Building
San Francisco, California 94103
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m., Pacific Time, on Wednesday, June 22, 2022

Place
The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/IOT2022, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business
•To elect eight directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.
•To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023.
•To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	April 29, 2022 Only stockholders of record as of April 29, 2022 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials
The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 5, 2022 to all stockholders entitled to vote at the annual meeting.
The proxy materials and our annual report can be accessed as of May 5, 2022 by visiting www.proxyvote.com.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

/s/ Adam Eltoukhy
Adam Eltoukhy
Vice President, General Counsel and Corporate Secretary
San Francisco, California
May 5, 2022
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-iii-

SAMSARA INC.
PROXY STATEMENT
FOR FISCAL YEAR 2023 ANNUAL MEETING OF STOCKHOLDERS
To be held at 8:00 a.m., Pacific Time, on Wednesday, June 22, 2022
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
In this proxy statement, we refer to Samsara Inc. as “Samsara,” “we” or “us” and the board of directors of Samsara as “our Board of Directors.” Our annual report, which contains consolidated financial statements as of and for the fiscal year ended January 29, 2022, accompanies this proxy statement. You also may obtain a copy of the annual report without charge by emailing ir@samsara.com.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
Why am I receiving these materials?
This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the fiscal year 2023 annual meeting of stockholders of Samsara and any postponements, adjournments or continuations thereof. The annual meeting will be held on Wednesday, June 22, 2022 at 8:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/IOT2022, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.
The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about May 5, 2022 to all stockholders of record as of April 29, 2022. The proxy materials and our annual report can be accessed as of May 5, 2022 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.
What proposals will be voted on at the annual meeting?
The following proposals will be voted on at the annual meeting:
•the election of eight directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified; and
•the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023.
As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the annual meeting.
How does the Board of Directors recommend that I vote on these proposals?
Our Board of Directors recommends that you vote your shares:
•“FOR” the election of each director nominee named in this proxy statement; and
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023.

Who is entitled to vote at the annual meeting?
Holders of our Class A and Class B common stock as of the close of business on April 29, 2022, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were 80,386,997 shares of our Class A common stock outstanding, 428,636,573 shares of our Class B common stock outstanding and no shares of our Class C common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each matter properly brought before the annual meeting, each share of Class B common stock is entitled to ten votes on each matter properly brought before the annual meeting and each share of Class C common stock is not entitled to vote on any matter that is submitted to a vote of stockholders, except as otherwise required by law. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”
Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
Is there a list of registered stockholders entitled to vote at the annual meeting?
A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive offices located at 350 Rhode Island Street, 4th Floor, South Building, San Francisco, California 94103 by contacting our corporate secretary. The list of registered stockholders entitled to vote at the annual meeting will also be available online during the annual meeting at www.virtualshareholdermeeting.com/IOT2022, for those stockholders attending the annual meeting.
How many votes are needed for approval of each proposal?
•Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of “FOR” votes are elected as directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted “FOR” a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will have no effect on the outcome of the election.
•Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023 requires the affirmative vote of a majority of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote “AGAINST” this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Class A common stock you own as of the close of business on April 29, 2022 and you have 10 votes for each share of Class B common stock you own as of the close of business on April 29, 2022.

What is the quorum requirement for the annual meeting?
A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.
How do I vote and what are the voting deadlines?4
Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:
•by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on June 21, 2022 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•by telephone at +1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on June 21, 2022 (have your Notice of Internet Availability or proxy card in hand when you call);
•by completing, signing and mailing your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (if you received printed proxy materials), which must be received prior to the annual meeting; or
•by attending the annual meeting virtually by visiting www.virtualshareholdermeeting.com/IOT2022, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).
Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•“FOR” the election of each director nominee named in this proxy statement; and
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023.
In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?
Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:
•entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•completing and returning a later-dated proxy card, which must be received prior to the annual meeting;
•delivering a written notice of revocation to our corporate secretary at Samsara Inc., 350 Rhode Island Street, 4th Floor, South Building, San Francisco, California 94103, Attention: Corporate Secretary, which must be received prior to the annual meeting; or
•attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).
Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.
What do I need to do to attend the annual meeting?
We will be hosting the annual meeting via live audio webcast only.
Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/IOT2022. To attend and participate in the annual meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The annual meeting live audio webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.
What if I cannot find my control number?
Please note that if you do not have your control number and you are a registered stockholder, you will be able to log in as a guest. To join the meeting webcast, visit www.virtualshareholdermeeting.com/IOT2022 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a street name stockholder, you will need to contact that bank, broker, or other holder of record to obtain your control number prior to the annual meeting.
How can I get help if I have trouble checking in or listening to the annual meeting online?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at www.virtualshareholdermeeting.com/IOT2022. Technical support will be available starting at 7:45 a.m. Pacific Time on Wednesday, June 22, 2022 and will remain available until the Annual Meeting has ended.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Each of Sanjit Biswas, John Bicket, Dominic Phillips and Adam Eltoukhy has been designated as proxy holder for the annual meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holder will use his or her own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
How can I contact Samsara’s transfer agent?
You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 800-736-3001 (or +1-781-575-3100 for international callers), or by writing to Computershare Trust Company, N.A., at 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202. Stockholders of record may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.
How are proxies solicited for the annual meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
What does being an “emerging growth company” mean?
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise generally applicable to public companies. These provisions include:
•an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal control over financial reporting;
•an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•reduced disclosure about our executive compensation arrangements;
•extended transition periods for complying with new or revised accounting standards; and
•exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangement.
We will remain an emerging growth company until the earliest to occur of the following:
•the last day of the fiscal year in which we have more than $1.07 billion in annual revenue;
•the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second quarter of that fiscal year;

•the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities; and
•the last day of the fiscal year ending after the fifth anniversary of our initial public offering.
We intend to take advantage of certain of the available benefits under the JOBS Act. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.
Where can I find the voting results of the annual meeting?
We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.
What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?
If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:
Samsara Inc.
Attention: Equity
350 Rhode Island Street, 4th Floor, South Building
San Francisco, California 94103
Tel: (415) 985-2400
Street name stockholders may contact their broker, bank or other nominee to request information about householding.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Composition of the Board
Our Board of Directors currently consists of eight directors, six of whom are independent under the listing standards of the New York Stock Exchange (the “NYSE”). At each annual meeting of stockholders, directors will be elected for a one-year term and until their successors are duly elected and qualified.
The following table sets forth the names, ages as of April 29, 2022, and certain other information for each of our directors and director nominees:

Name	Age	Position(s)	Director Since
Sanjit Biswas	40	Co-Founder, Chief Executive Officer and Chair	2015
John Bicket	42	Co-Founder, Executive Vice President, Chief Technology Officer and Director	2015
Marc Andreessen(3)	50	Director	2015
Sue Bostrom(2)	61	Director	2021
Jonathan Chadwick(1) (2)	56	Lead Independent Director	2020
Ann Livermore(2) (3)	63	Director	2021
Hemant Taneja(1)	47	Director	2017
Sue Wagner(1) (3)	60	Director	2020
_________________________
(1)Member of audit committee
(2)Member of compensation committee
(3)Member of nominating and corporate governance committee
Nominees for Director
Sanjit Biswas. Mr. Biswas has served as our Chief Executive Officer and as the Chairman of our Board of Directors since February 2015. Prior to co-founding Samsara, he was the CEO and co-founder of Meraki, an information technology company, from April 2006 to December 2012. He served as Vice President and General Manager at Cisco Systems, a technology company, from December 2012 to January 2015 following Cisco’s acquisition of Meraki in 2012. Mr. Biswas holds a B.S. in Computer Systems Engineering from Stanford University and an S.M. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.
We believe Mr. Biswas is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and as one of our co-founders, as well as his prior business experience.
John Bicket. Mr. Bicket has served as our Chief Technology Officer and as a member of our Board of Directors since February 2015. Prior to co-founding Samsara, he was the CTO and co-founder of Meraki from April 2006 to December 2012. He served as Vice President of Engineering at Cisco Systems from December 2012 to January 2015 following Cisco’s acquisition of Meraki in 2012. Mr. Bicket holds a B.S. in Computer Science from Cornell University and an S.M. in Computer Science from the Massachusetts Institute of Technology.
We believe Mr. Bicket is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our Chief Technology Officer and as one of our co-founders, as well as his prior business experience.
Marc Andreessen. Mr. Andreessen has served as a member of our Board of Directors since May 2015. He is a co-founder and has been a General Partner of Andreessen Horowitz, a venture capital firm, since July 2009. Previously, Mr. Andreessen co-founded and served as the Chairman of the board of directors of Opsware, Inc. (formerly known as Loudcloud Inc.), a software company. He also served as Chief Technology Officer of America Online, Inc., an Internet services company. Mr. Andreessen was a co-founder of Netscape Communications Corporation, a software company, serving in various positions, including Chief Technology Officer and Executive Vice President of Products. Mr. Andreessen previously served as a member of the boards of directors of eBay Inc., an e-commerce company, Hewlett-Packard Company, a software and hardware provider, and Hewlett Packard Enterprise Company, a platform-as-a-service company. Mr. Andreessen currently sits on the boards of directors of Meta Platforms, Inc., a technology company, Coinbase Global Inc., a cryptocurrency exchange platform, and several private companies. Mr. Andreessen holds a B.S. in computer science from the University of Illinois at Urbana-Champaign.

We believe that Mr. Andreessen is qualified to serve as a member of our Board of Directors due to his extensive leadership and business experience as an Internet entrepreneur, venture capitalist, and technologist, as well as his service on other boards of directors.
Sue Bostrom. Ms. Bostrom has served as a member of our Board of Directors since March 2021. She previously served in various roles at Cisco Systems from 1997 to January 2011, most recently serving as Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs. Ms. Bostrom currently serves on the boards of directors of Anaplan, Inc., a software company, GitLab Inc., a global software company, and ServiceNow, Inc., a cloud computing company, as well as the boards of directors of several private companies and non-profit organizations. Ms. Bostrom previously served as a member of the board of directors of Nutanix, a cloud computing company, from October 2017 until March 2022, Cadence Design Systems, Inc., a computational software company, from February 2011 until May 2021, Varian Medical Systems, Inc., a manufacturer of medical devices and software, from February 2005 until February 2019, Rocket Fuel Inc., an artificial intelligence media buying company, from February 2013 until its acquisition by Sizmek, Inc. in September 2017, and Marketo, Inc., a provider of software as a service marketing automation solutions, from May 2012 until its acquisition by Vista Equity Partners in August 2016. Ms. Bostrom holds a B.S. in Business from the University of Illinois and an M.B.A. from the Stanford Graduate School of Business.
We believe Ms. Bostrom is qualified to serve as a member of our Board of Directors due to her extensive experience and leadership roles in the technology industry and her service on the boards of directors of various public companies.
Jonathan Chadwick. Mr. Chadwick has served as a member of our Board of Directors since August 2020. Since April 2016, he has been a private investor. From November 2012 to April 2016, Mr. Chadwick served as Chief Financial Officer, Chief Operating Officer and Executive Vice President of VMware, Inc., a virtualization and cloud infrastructure solutions company. He previously served as the Chief Financial Officer of Skype Communication S.a.r.l., a voice over IP (VoIP) service company, and as a Corporate Vice President of Microsoft Corporation, a technology company, after its acquisition of Skype Communication S.a.r.l. Mr. Chadwick previously served as Executive Vice President and Chief Financial Officer of McAfee, Inc., a security software company, until its acquisition by Intel Corporation. Before that, Mr. Chadwick served in various executive roles at Cisco Systems. Mr. Chadwick also worked for Coopers & Lybrand (now PricewaterhouseCoopers), an accounting firm, in various roles in the United States and United Kingdom. He currently serves on the boards of directors of Elastic N.V., a search and data analysis company, ServiceNow, Inc., a cloud computing company, Zoom Video Communications, Inc., a provider of remote conferencing services, Confluent, Inc., a data infrastructure company, and various private companies. He previously served on the board of directors of Cognizant Technology Solutions Corporation, an IT business services provider, and F5 Networks, Inc., an application networking delivery company. Mr. Chadwick qualified as a Chartered Accountant in England and holds a B.Sc. degree in Electrical and Electronic Engineering from the University of Bath.
We believe Mr. Chadwick is qualified to serve as a member of our Board of Directors due to his significant financial expertise as a Chief Financial Officer and service on the boards of directors of various public companies.
Ann Livermore. Ms. Livermore has served as a member of our Board of Directors since June 2021. She previously served in various management and leadership roles at Hewlett-Packard Company from 1982 to October 2011, most recently serving as Executive Vice President. Ms. Livermore currently serves on the boards of directors of Qualcomm Incorporated, a wireless technology company, Hewlett Packard Enterprise Company and United Parcel Service Inc., a delivery company, as well as several boards of directors of private companies. Ms. Livermore previously served as a member of the board of directors of Hewlett-Packard Company from June 2011 until November 2015. Ms. Livermore holds a B.A. in Economics from the University of North Carolina, Chapel Hill and an M.B.A. from the Stanford Graduate School of Business.
We believe Ms. Livermore is qualified to serve as a member of our Board of Directors due to her extensive experience and leadership roles in the technology industry and her service on the boards of directors of various public companies.
Hemant Taneja. Mr. Taneja has served as a member of our Board of Directors since June 2017. He has served as a Managing Director at General Catalyst, a venture capital firm, since September 2007 and the Chief Executive Officer and Chairman of the board of directors of Health Assurance Acquisition Corp., a special purpose acquisition company focused on the healthcare industry, since September 2020. Mr. Taneja also serves on the board of directors of several private companies. Mr. Taneja previously served on the board of directors of Teladoc Health, Inc., a telemedicine and virtual healthcare company, from November 2020 to April 2021. Mr. Taneja holds a M.S. in Operations Research, a M.Eng. in Electrical Engineering and Computer Science, a B.S. in Mathematics, a B.S. in Electrical Engineering and Computer Science, and a B.S. in Biology and Biomedical Engineering from the Massachusetts Institute of Technology.

We believe Mr. Taneja is qualified to serve as a member of our Board of Directors due to his experience as a director of, and as an investor in, multiple technology companies.
Sue Wagner. Ms. Wagner has served as a member of our Board of Directors since November 2020. She is a co-founder of BlackRock, Inc., an asset management company, and held various roles there from its founding until her retirement in July 2012. During her tenure at BlackRock, Ms. Wagner served as BlackRock’s Vice Chairman, Chief Operating Officer, Head of Corporate Strategy, a member of the Global Executive Committee and Global Operating Committee, and led the alternative investments and international client businesses. She currently serves on the boards of directors of BlackRock, Swiss Re Ltd., an insurance and reinsurance company, Apple Inc., an electronics and software company, and Color Health, a private health technology company. Ms. Wagner holds a B.A. in English and Economics from Wellesley College and an M.B.A. in Finance from the University of Chicago.
We believe Ms. Wagner is qualified to serve as a member of our Board of Directors due to her operational experience, including her service as chief operating officer of a large multinational public company, her extensive financial expertise and experience in the financial services industry, and her global business perspective from her service on other boards.
Director Independence
Our Class A common stock is listed on the NYSE. As a company listed on the NYSE, we are required under NYSE listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under NYSE listing rules, a director will only qualify as an independent director if that listed company’s board of directors affirmatively determines that the director has no material relationship with such listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such listed company). In addition, the NYSE listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees be independent.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and NYSE listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE listing rules applicable to compensation committee members.
Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that Mr. Andreessen, Ms. Bostrom, Mr. Chadwick, Ms. Livermore, Mr. Taneja and Ms. Wagner, representing six of our eight directors, do not have any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and that each of these directors is an “independent director” as defined under the listing standards of the NYSE.
In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
There are no family relationships among any of our directors, director nominees or executive officers.
Board Leadership Structure
Sanjit Biswas, our co-founder and Chief Executive Officer, serves as Chair of our Board of Directors, presides over meetings of our Board of Directors, and holds such other powers and carries out such other duties as are customarily carried out by the Chair of our Board of Directors. Our independent directors bring experience, oversight, and expertise from outside of our company, while Mr. Biswas and Mr. Bicket each bring current company-specific experience, leadership, and insight as our co-founders and Chief Executive Officer and Chief Technology Officer, respectively.

Our Board of Directors has adopted corporate governance guidelines that provide that one of our independent directors should serve as our Lead Independent Director if the Chair of the Board of Directors is not independent. Our Board of Directors has appointed Mr. Chadwick to serve as our Lead Independent Director. As Lead Independent Director, Mr. Chadwick presides over periodic meetings of our independent directors, serves as a liaison between our Chair and our independent directors, and performs such additional duties as our Board of Directors may otherwise determine and delegate. Our Board of Directors believes that this structure is appropriate and offers independent leadership and engagement from the Lead Independent Director, while providing the benefit of having our Chief Executive Officer, the individual with primary responsibility for managing the company’s day-to-day operations, chair regular Board of Directors’ meetings as key business and strategic issues are discussed.
Role of Board in Risk Oversight Process
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business, operational, legal, compliance and reputational risks. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.
In addition, our board has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, cybersecurity and other information technology risks, and also, among other things, discusses with management and our independent auditor certain guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices, including issues related to corporate social responsibility and sustainability, the independence of our Board of Directors and potential conflicts of interest.
Our Board of Directors believes its current structure and leadership support its risk oversight function.
Board Committees
Our Board of Directors has established the following standing committees of the board: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of those committees is described below.
Audit Committee
The current members of our audit committee are Mr. Chadwick, Mr. Taneja and Ms. Wagner. Mr. Chadwick is the chairperson of our audit committee. Our Board of Directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of the NYSE, and each member also meets the financial literacy requirements of the listing standards of the NYSE. Our Board of Directors has determined that each of Mr. Chadwick and Ms. Wagner is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K. Our audit committee is responsible for, among other things:
•appointing and overseeing our independent auditor;
•reviewing and approving audit and non-audit services;
•reviewing and approving (or recommending for approval to our Board of Directors) earnings materials, financial statements and related disclosures in periodic reports;
•reviewing internal controls and disclosure controls and procedures;
•overseeing the design, implementation and performance of our internal audit function;

•reviewing and discussing the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•reviewing and monitoring compliance with our Code of Conduct; and
•reviewing and approving related party transactions.
No member of our audit committee should simultaneously serve on the audit committee of more than two additional public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the audit committee and discloses such determination in accordance with the requirements of the NYSE. Our Board of Directors has considered Mr. Chadwick’s simultaneous service on the audit committees of Samsara and four other public companies and has determined that such simultaneous service does not impair his ability to effectively serve as a member and chairperson of our audit committee.
Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our audit committee is available on our investor relations website at https://investors.samsara.com/governance/governance-documents.
During fiscal year 2022, our audit committee held four meetings.
Compensation Committee
The current members of our compensation committee are Ms. Bostrom, Mr. Chadwick and Ms. Livermore. Ms. Bostrom is the chairperson of our compensation committee. Our Board of Directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of the NYSE. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:
•reviewing and approving (or recommending to our Board of Directors) CEO and executive officer compensation;
•reviewing, approving, administering and overseeing our employee benefit and equity incentive plans;
•retain compensation consultants and other advisors; and
•reviewing and recommending to the Board of Directors compensation for non-employee directors.
Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our compensation committee is available on our investor relations website at https://investors.samsara.com/governance/governance-documents.
During fiscal year 2022, our compensation committee held six meetings.
Nominating and Corporate Governance Committee
The current members of our nominating and corporate governance committee are Ms. Wagner, Mr. Andreessen and Ms. Livermore. Ms. Wagner is the chairperson of our nominating and corporate governance committee. Our Board of Directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of the NYSE. Our nominating and corporate governance committee is responsible for, among other things:
•assisting the Board of Directors by identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors, proposed nominees for election to the Board of Directors and appointment to its committees;
•considering director nominees properly recommended or nominated by stockholders;
•evaluating and recommending to the Board of Directors corporate governance policies, practices and guidelines applicable to the company;

•reviewing potential conflicts of interest;
•facilitating the annual performance review of the Board of Directors and its committees; and
•periodically reviewing and making recommendations to the Board of Directors regarding corporate governance trends, including developments related to corporate social responsibility, sustainability and other matters.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our nominating and corporate governance committee is available on our investor relations website at https://investors.samsara.com/governance/governance-documents.
During fiscal year 2022, our nominating and corporate governance committee held two meetings.
Attendance at Board and Stockholder Meetings
During our fiscal year ended January 29, 2022, our Board of Directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the annual meetings of stockholders, we encourage directors to attend. This annual meeting will be our first annual meeting of our stockholders.
Executive Sessions of Non-Employee Directors
To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and its respective committees and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on our Board of Directors and skills that are complementary to our Board of Directors, an understanding of our business, an understanding of the responsibilities that are required of a member of our Board of Directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board of Directors. Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.
After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our Board of Directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our board.
Stockholder Recommendations and Nominations to our Board of Directors
Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and corporate governance guidelines and the director nominee criteria described above.
A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our corporate secretary at Samsara Inc., 350 Rhode Island Street, 4th Floor, South Building, San Francisco, California 94103, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock, among other required information. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board of Directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our fiscal year 2024 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for Fiscal Year 2024 Annual Meeting.”
Communications with the Board of Directors
Stockholders and other interested parties wishing to communicate directly with our non-management directors may do so by writing and sending the correspondence to our Corporate Secretary or Legal Department by mail to our principal executive offices at Samsara Inc., 350 Rhode Island Street, 4th Floor, South Building, San Francisco, California 94103. Our Corporate Secretary or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board of Directors to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of our Board of Directors or our business, including, without limitation, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our Corporate Secretary or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chair of the board or the lead independent director. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities
Under our insider trading policy, our employees, including our executive officers, and the members of our Board of Directors are prohibited from, among other things, (1) engaging in short sales, (2) directly or indirectly engaging in transactions that hedge or offset, or are designed to hedge or offset, the risks associated with holding our equity securities either granted as part of their compensation or held directly or indirectly by them, including (i) trades in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us) or (ii) purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), (3) pledging any of our securities as collateral for any loans unless explicitly approved in writing by our General Counsel and (4) holding our securities in a margin account.
Corporate Governance Guidelines and Code of Conduct
Our Board of Directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a code of conduct that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of conduct are available on our investor relations website at https://investors.samsara.com/governance/governance-documents. We will post amendments to our code of conduct or any waivers of our code of conduct for directors and executive officers on the same website.
Director Compensation
In connection with our initial public offering (the “IPO”), we adopted an outside director compensation policy for our non-employee directors that became effective as of the effective date of our registration statement filed in connection with our IPO. The outside director compensation policy was developed with input from our independent compensation consultant, Compensia, Inc. (“Compensia”) regarding practices and compensation levels of similarly situated companies and is intended to attract, retain, and reward non-employee directors.
Under our outside director compensation policy, non-employee directors are entitled to receive compensation in the form of cash and equity, as described below.
•$30,000 retainer per year for each non-employee director;
•$20,000 retainer per year for the non-executive chair of the Board of Directors (if appointed);
•$15,000 retainer for the lead independent director;
•$20,000 retainer per year for the chair of the audit committee or $10,000 retainer per year for each other member of the audit committee;
•$15,000 retainer per year for the chair of the compensation committee or $7,500 retainer per year for each other member of the compensation committee; and
•$8,000 retainer per year for the chair of the nominating and corporate governance committee or $4,000 retainer per year for each other member of the nominating and corporate governance committee.
Each non-employee director who serves as the chair of a committee will receive only the additional annual fee as the chair of the committee and will not receive the additional annual fee as a member of the committee. All cash payments to non-employee directors will be paid quarterly in arrears on a prorated basis.

Each person who first becomes a non-employee director under the outside director compensation policy will receive, on the first trading date on or after the date on which the person first becomes a non-employee director, an initial award of restricted stock units covering a number of shares of our Class A common stock, with such award having a grant value equal to $400,000, rounded to the nearest whole share. Each initial award will vest as to 1/3rd of the underlying shares on the first Company Vesting Date following the date the individual became a non-employee director, and as to 1/3rd of the underlying shares on each of the next two anniversaries thereafter, subject to continued service through each relevant vesting date, where “Company Vesting Date” means March 15, June 15, September 15, and December 15. If the person was a member of our Board of Directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the non-employee director to an initial award.
On the date of each of our annual stockholder meetings, except as noted below, each non-employee director who is continuing as a director following our annual stockholder meeting automatically will be granted an award of restricted stock units covering a number of shares of our Class A common stock, with such award having a grant value of $200,000, rounded to the nearest whole share. Each annual award will vest on the earlier of the first anniversary of the award’s grant date or the day before the annual stockholder meeting following the date the annual award was granted, in each case subject to continued service through the relevant vesting date.
In the event of a change in control of our company, all equity awards granted to a non-employee director (including those granted pursuant to our outside director compensation policy) will fully vest and become immediately exercisable (if applicable) and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the non-employee director and us.
Under our outside director compensation policy, in any fiscal year, no non-employee director may be paid, issued or granted cash compensation and equity awards following the effective date of our outside director compensation policy with a total value of greater than $750,000, with the value of an equity award based on its grant date fair value for purposes of this limit. Any cash compensation paid or equity awards granted to a non-employee director while he or she was an employee or consultant (other than a non-employee director) will not count toward this limit. The maximum annual limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.
Our outside director compensation policy also provides for the reimbursement of our non-employee directors for reasonable, customary and documented travel expenses to attend meetings of our Board of Directors and committees thereof.
Compensation for our non-employee directors is not limited to the equity awards and payments set forth in our outside director compensation policy. Our non-employee directors will remain eligible to receive equity awards and cash or other compensation outside of the outside director compensation policy, as may be provided from time to time at the discretion of our Board of Directors.

Director Compensation for Fiscal Year 2022
The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors for the fiscal year ended January 29, 2022. Directors who are also our employees receive no additional compensation for their service as directors. During fiscal year 2022, Mr. Biswas and Mr. Bicket were employees and executive officers of the company and therefore did not receive compensation as director. See “Executive Compensation” for additional information regarding Mr. Biswas’ compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($) (1)	Total ($)
Marc Andreessen (2)	—	—	—
Sue Bostrom	5,750	2,522,400	2,528,150
Jonathan Chadwick	7,347	—	7,347
Ann Livermore	4,344	2,732,000	2,736,344
Hemant Taneja (2)	—	—	—
Sue Wagner	6,133	—	6,133
_________________________
(1)The dollar value of the restricted stock unit, or RSU, awards shown in the “Stock Awards” column represents the aggregate grant-date fair value calculated on the basis of the fair market value of the underlying shares of Class B common stock on the grant date in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. During the fiscal year ended January 29, 2022, Ms. Bostrom and Ms. Livermore were granted RSUs that are subject to both a service condition and a performance condition. The grant date value of RSUs granted during the year reported in the table above assumes achievement of the liquidity-based vesting condition as of such date. Note that while the grant-date fair value assuming achievement of the liquidity-based vesting condition is included in the table above, the achievement of the liquidity-based vesting condition was not deemed probable on the date of grant. The actual value that the director will realize on each RSU award will depend on the price per share of our shares of Class A common stock at the time shares underlying the RSUs are sold. Accordingly, these amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors. The RSU awards granted to Ms. Bostrom and Ms. Livermore were granted prior to the effective date of the outside director compensation policy, and were not subject to annual compensation limits under the policy.
(2)Mr. Andreessen and Mr. Taneja have declined all compensation, including equity awards, for their service on our Board of Directors for the fiscal year ended January 29, 2022.
The following table lists all outstanding equity awards held by non-employee directors as of January 29, 2022:

Name	Aggregate Number of Shares Underlying Outstanding Stock Awards
Marc Andreessen (1)	—
Sue Bostrom	240,000
Jonathan Chadwick	335,670
Ann Livermore	200,000
Hemant Taneja (1)	—
Sue Wagner	302,611
_________________________
(1)Mr. Andreessen and Mr. Taneja have declined all compensation, including equity awards, for their service on our Board of Directors for the fiscal year ended January 29, 2022.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our Board of Directors currently consists of eight directors. At the annual meeting, eight directors will be elected for a one-year term and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.
Nominees
Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Sanjit Biswas, John Bicket, Marc Andreessen, Sue Bostrom, Jonathan Chadwick, Ann Livermore, Hemant Taneja and Sue Wagner as nominees for election as directors at the annual meeting. If elected, each of Mr. Biswas, Mr. Bicket, Mr. Andreessen, Ms. Bostrom, Mr. Chadwick, Ms. Livermore, Mr. Taneja and Ms. Wagner will serve as a director until the fiscal year 2024 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Mr. Biswas, Mr. Bicket, Mr. Andreessen, Ms. Bostrom, Mr. Chadwick, Ms. Livermore, Mr. Taneja and Ms. Wagner have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.
Vote Required
Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will have no effect on the outcome of the election.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending January 28, 2023. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended January 29, 2022.
At the annual meeting, we are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023. Our audit committee is submitting the appointment of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Deloitte & Touche LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Deloitte & Touche LLP, then our audit committee may reconsider the appointment. One or more representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees billed or expected to be billed (in thousands) for professional audit services and other services rendered to us by Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (“Deloitte”) for our fiscal years ended January 29, 2022 and January 30, 2021.

	2022	2021
Audit Fees (1)	$3,666	$768
Audit-Related Fees (2)	—	—
Tax Fees (3)	446	309
All Other Fees (4)	—	—
Total Fees	$4,112	$1,077
_________________________
(1)“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly condensed consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with regulatory filings or engagements for those fiscal years. For the fiscal year ended January 29, 2022, this category also included fees for services incurred in connection with our IPO.
(2)For the fiscal years ended January 29, 2022 and January 30, 2021, there were no fees billed by Deloitte for professional services rendered under “Audit-Related Fees” in the table above.
(3)“Tax Fees” consist of fees in connection with consultation on tax matters. For the fiscal year ended January 29, 2022, this category also included fees for services incurred in connection with our IPO.
(4)For the fiscal years ended January 29, 2022 and January 30, 2021, there were no fees billed by Deloitte for professional services rendered under “All Other Fees” in the table above.
Auditor Independence
In fiscal year 2022, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is generally required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by Deloitte & Touche LLP for our fiscal years ended January 29, 2022 and January 30, 2021 were pre-approved by our audit committee.

Vote Required
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2023 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 28, 2023.

REPORT OF THE AUDIT COMMITTEE
The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the NYSE listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the Board of Directors. This written charter is reviewed annually for changes, as appropriate. With respect to Samsara’s financial reporting process, Samsara’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Samsara’s consolidated financial statements. Samsara’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of Samsara’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Samsara’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP;
•discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
•received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.
Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in Samsara’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 for filing with the SEC.
Respectfully submitted by the members of the audit committee of the Board of Directors:
Jonathan Chadwick (Chair)
Hemant Taneja
Sue Wagner
This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Samsara under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent Samsara specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers as of April 29, 2022.

Name	Age	Position
Sanjit Biswas	40	Co-Founder, Chief Executive Officer and Chair
John Bicket	42	Co-Founder, Executive Vice President, Chief Technology Officer and Director
Dominic Phillips	40	Executive Vice President, Chief Financial Officer
Kiren Sekar	41	Executive Vice President, Chief Product Officer
Benjamin Calderon	48	Executive Vice President, Chief Technology Officer, Hardware and Operations
Andy McCall	48	Executive Vice President, Chief Revenue Officer
Adam Eltoukhy	38	Vice President, General Counsel and Corporate Secretary
Sanjit Biswas. For the biography of Mr. Biswas, see the section of this proxy statement captioned “Board of Directors and Corporate Governance—Nominees for Directors.”
John Bicket. For the biography of Mr. Bicket, see the section of this proxy statement captioned “Board of Directors and Corporate Governance—Nominees for Directors.”
Dominic Phillips. Mr. Phillips has served as our Chief Financial Officer since December 2019. From April 2014 to November 2019, he held various finance roles at ServiceNow, most recently Vice President, Finance and Head of Corporate Development, and from August 2010 to April 2014, he held various roles on Morgan Stanley’s technology investment banking team, most recently Vice President. Mr. Phillips holds a B.S. in Business from California Polytechnic State University—San Luis Obispo and an M.B.A. from University of California, Berkeley, Haas School of Business.
Kiren Sekar. Mr. Sekar has served in various roles at Samsara since March 2015, most recently as our Chief Product Officer. From November 2009 to March 2015, he held various roles at Meraki, including Director of Marketing and VP of Marketing. From 2005 to 2008, Mr. Sekar held various roles at SugarSync, including Senior Software Engineer and Engineering Manager. From 2002 to 2005, Mr. Sekar worked at Apple as a software engineer. Mr. Sekar has a B.S. in Computer Science from Stanford University.
Benjamin Calderon. Mr. Calderon has served in various roles at Samsara since March 2015, most recently as our Chief Technology Officer, Hardware and Operations. From March 2007 to February 2015, he held various roles at Meraki, including Vice President of Hardware and Operations and continued in that capacity after the company’s acquisition by Cisco Systems. Mr. Calderon was a member of Apple’s hardware and operations team from September 2004 to March 2007 and Manager of Global Product Support for several metal deposition products while at Applied Materials. Mr. Calderon has an S.B. in Mechanical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.
Andy McCall. Mr. McCall has served in various roles at Samsara since March 2017, most recently as our Chief Revenue Officer. From April 2009 to March 2017, he served as VP of Worldwide Sales at Meraki and continued as VP of Sales for the global Meraki business after the company’s acquisition by Cisco Systems. From February 2003 to April 2009, Mr. McCall held various sales and channel leadership positions with Nokia’s network security business. Mr. McCall has a B.A. from University of California at Irvine, and an M.B.A. and doctorate in Organizational Leadership from Pepperdine University.
Adam Eltoukhy. Mr. Eltoukhy has served in various roles at Samsara since October 2018, most recently as our General Counsel and Corporate Secretary. From November 2012 to October 2018, he was Legal Counsel at Palantir Technologies, where he served in a variety of positions, including most recently as the head of the litigation and intellectual property groups. Prior to joining Palantir, he was an associate with the firms of Morrison & Foerster and Weil Gotshal and Manges. He also served as a law clerk on the United States District Court for the Northern District of California and the United States Court of Appeals for the Federal Circuit. Mr. Eltoukhy holds a B.S. in Electrical Engineering from Santa Clara University and a J.D. from Stanford Law School.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our compensation committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, our compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer, and the compensation of our non-employee directors. Our compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. During the fiscal year ended January 29, 2022, our compensation committee, on behalf of our Board of Directors, retained Compensia to provide it with market information, analysis, and other advice relating to executive officer and non-executive director compensation on an ongoing basis, as well as equity plan design and strategy in connection with our IPO. Compensia does not provide any services to us other than the consulting services to our compensation committee. Our compensation committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management, including such factors as were deemed relevant under the circumstances, and has determined that no conflict of interest was raised as a result of the work performed by Compensia and that Compensia is independent pursuant to SEC and NYSE rules.
Named Executive Officers
Our named executive officers, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer), as of January 29, 2022, were:
•Sanjit Biswas, our Chief Executive Officer;
•Dominic Phillips, our Executive Vice President, Chief Financial Officer; and
•Adam Eltoukhy, our Vice President, General Counsel and Corporate Secretary.
Summary Compensation Table for Fiscal Year 2022
The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal year 2022 and prior years where applicable, as determined under SEC rules.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)		Total ($)
Sanjit Biswas (4) Chief Executive Officer	2022	448,295	—	—	—	604,463	7,263		1,060,021
	2021	269,546	—	16,816,207	12,449,222	192,447	7,995	(5)	29,735,418
Dominic Phillips EVP, Chief Financial Officer	2022	398,485	—	5,707,058	—	376,110	15,964		6,497,617
Adam Eltoukhy VP, General Counsel and Corporate Secretary	2022	320,663	—	3,048,604	—	135,564	15,454		3,520,285
_________________________
(1)The dollar value of the RSU awards shown in the “Stock Awards” column represents the aggregate grant-date fair value calculated on the basis of the fair market value of the underlying shares of Class B common stock on the grant date in accordance with FASB ASC Topic 718. Stock awards reflected in the table above represent RSUs that are subject to both a service condition and a performance condition. The grant-date fair value of RSUs granted during the fiscal year reported in the table above assumes achievement of the performance condition as of the grant date. Note that while the grant-date fair value assuming achievement of the performance condition is included in the table above, the achievement of the performance condition was not deemed probable on the date of grant. The assumptions used in calculating the grant-date fair value of the stock options shown in the “Option Awards” are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 30, 2022. The actual value that the named executive officer will realize on each RSU or option award will depend on the price per share of our shares of Class A common stock at the time shares underlying the RSUs or options are sold. Accordingly, these amounts do not necessarily correspond to the actual value recognized or that may be recognized by our named executive officers.

(2)The amounts reported for fiscal year 2022 in this column represent amounts earned under the individualized bonus plan in which the named executive officer participated, as described in the section titled “Non-Equity Incentive Plan Compensation.” The amount reported for fiscal year 2021 represents the amount earned under Mr. Biswas’ individualized bonus plan, as described in the section titled “Non-Equity Incentive Plan Compensation” in our final prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act on December 14, 2022.
(3)The amounts reported for fiscal year 2022 represent 401(k) plan matching contributions and parking expenses. The amount reported for fiscal year 2021 represents a 401(k) plan matching contribution.
(4)Mr. Biswas serves on our Board of Directors but is not paid additional compensation for such service.
(5)Includes a one-time bonus that was provided to all employees (including executives) in response to work from home policies implemented by us due to the COVID-19 pandemic.
Non-Equity Incentive Plan Compensation
FY22 Executive Bonus Plan. In March 2021, our compensation committee approved the FY22 Executive Bonus Plan, which provided for quarterly cash performance incentive award opportunities for our employees with the title of EVP or above, including Mr. Biswas and Mr. Phillips.
For the first two quarters of fiscal year 2022, the FY22 Executive Bonus Plan funded based on our achievement against quarterly target levels of net new annual recurring revenue, in line with the annual operating plan approved by our Board of Directors. For the FY22 Executive Bonus Plan to fund for these first two quarters, we had to achieve at least 80% of the quarterly performance objective, with a maximum of a 150% payout if performance was 120% or more. Payout for achievement ranging from 80% to 120% of the quarterly performance objective was determined by a straight-line interpolation from 50% to 150%.
In August 2021, our compensation committee amended the FY22 Executive Bonus Plan with respect to each of the last two quarters of fiscal year 2022. Under this amendment, the FY22 Executive Bonus Plan funded based on our achievement against target levels of (i) net new annual recurring revenue and (ii) adjusted free cash flow. Our compensation committee further amended the FY22 Executive Bonus Plan to establish the maximum payout for the third quarter of fiscal year 2022 at 100% of target and to add a true-up mechanism following the completion of fiscal year 2022 in the event the second half achievement for fiscal year 2022 exceeded target levels of achievement for the net new annual recurring revenue and adjusted free cash flow performance objectives. For the FY22 Executive Bonus Plan to fund for the third quarter of fiscal year 2022, we had to achieve at least 80% of the quarterly performance objectives, with a maximum of 100% payout if performance was 100% or more. Payout for achievement ranging from 80% to 100% of the quarterly performance objectives was determined by a straight-line interpolation from 50% to 100%. For the FY22 Executive Bonus Plan to fund for the fourth quarter of fiscal year 2022, we had to achieve at least 80% of the second half fiscal year 2022 performance objectives, with a maximum of 150% payout if performance was 120% or more. Payout for achievement ranging from 80% to 120% of the performance objectives is determined by a straight-line interpolation from 50% to 150%. Such payout amount was then reduced by the amount of the actual bonus paid for the third quarter of fiscal year 2022.
Following the end of each quarter for fiscal year 2022, our compensation committee reviewed our financial performance against the approved performance objectives under the FY22 Executive Bonus Plan and approved the following funding percentages for each plan participant, including Mr. Biswas and Mr. Phillips, based on achievement of the performance objectives in accordance with the formulas described above as follows: 108.5% (first quarter), 150% (second quarter), 100% (third quarter) and 139.4% (fourth quarter plus second half true up).
FY22 Employee Bonus Plan. In June 2021, our compensation committee approved the parameters for the FY22 Employee Bonus Plan, which provided for quarterly cash performance incentive award opportunities for our non-sales employees who do not participate in the FY22 Executive Bonus Plan, including Mr. Eltoukhy.
For each quarter of fiscal year 2022, the FY22 Employee Bonus Plan funded based on our achievement against quarterly target levels of (i) net new annual recurring revenue and (ii) adjusted free cash flow. For any quarter under the FY22 Employee Bonus Plan to fund, we had to achieve at least 80% of the quarterly performance objective, with a maximum of 110% payout if performance is 120% or more. Payout for achievement ranging from greater to 80% to 120% of the quarterly performance objective is determined by a straight-line interpolation from 90% to 110%.
Following the end of each quarter for fiscal year 2022, we reviewed our financial performance against the approved performance objectives under the FY22 Employee Bonus Plan and approved the following funding percentages for Mr. Eltoukhy and other plan participants based on achievement of the performance objectives in accordance with the formulas described above as follows: 100% (first quarter), 106.4% (second quarter), 106.3% (third quarter) and 108.5% (fourth quarter).

The total cash incentive payments paid to our named executive officers for fiscal year 2022 are the amounts included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for Fiscal Year 2022” above.
Executive Employment Agreements
We have entered into an employment letter setting forth the terms and conditions of employment for each of our named executive officers. None of the employment letters has a specific term and each provides that the applicable named executive officer is an at-will employee.
As of January 29, 2022, Mr. Biswas’ annual base salary was $450,000, and he was eligible for annual target cash incentive payments equal to 100% of his annual base salary, as described in more detail above under “Non-Equity Incentive Compensation Plan—FY22 Executive Bonus Plan.”
As of January 29, 2022, Mr. Phillips’ annual base salary was $400,000, and he was eligible for annual target cash incentive payments equal to 70% of his annual base salary, as described in more detail above under “Non-Equity Incentive Compensation Plan—FY22 Executive Bonus Plan.”
As of January 29, 2022, Mr. Eltoukhy’s annual base salary was $320,000, and he was eligible for annual target cash incentive payments equal to 40% of his annual base salary, as described in more detail above under “Non-Equity Incentive Compensation Plan—FY22 Employee Bonus Plan.”
Outstanding Equity Awards at Fiscal Year 2022 Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of January 29, 2022.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($) (3)
Sanjit Biswas	5/9/2019	1,140,062	(4)	3.51	5/8/2029
	10/15/2020	3,051,280	(5)	7.59	10/14/2030
	10/15/2020					1,435,119	(6)	23,909,083
Dominic Phillips (12)	1/21/2020					885,900	(7)	14,759,094
	6/3/2020					245,036	(7)	4,082,300
	4/15/2021					429,476	(8)	7,155,070
Adam Eltoukhy (12)	11/15/2018					41,909	(9)	698,204
	10/7/2019					14,823	(10)	246,951
	11/3/2020					7,913	(11)	131,831
	2/24/2021					229,637	(8)	3,825,752
_________________________
(1)Each of the outstanding equity awards listed in this table was granted pursuant to our 2015 Equity Incentive Plan.
(2)This column represents the fair value of a share of our Class B common stock on the grant date, as determined by our Board.
(3)This column represents the fair market value of the shares of our Class A and Class B common stock underlying the RSUs as of January 29, 2022, based on the closing price of our Class A common stock of $16.66 per share on the last trading day before January 29, 2022.
(4)Amount reflects shares of our Class B common stock subject to a stock option granted pursuant to the terms and conditions of our 2015 Plan and a stock option agreement thereunder. The shares subject to the stock option are immediately exercisable and vest in 48 equal monthly installments beginning on March 4, 2019.
(5)Amount reflects shares of our Class B common stock subject to a stock option granted pursuant to the terms and conditions of our 2015 Plan and a stock option agreement thereunder. The shares subject to the stock option are immediately exercisable and vest in 48 equal monthly installments beginning on November 15, 2020.
(6)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for the RSUs is satisfied in 16 equal quarterly installments beginning on November 15, 2020, subject to continued service with us through each such date. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.

(7)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for one-fourth of the RSUs was satisfied on December 2, 2020 and for the remainder will be satisfied in 16 equal quarterly installments, subject to continued service with us through each such date. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.
(8)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for the RSUs is satisfied in 16 equal quarterly installments beginning on March 1, 2021, subject to continued service with us through each such date. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.
(9)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for one-fourth of the RSUs was satisfied on October 22, 2019 and for the remainder will be satisfied in 16 equal quarterly installments, subject to continued service with us through each such date. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.
(10)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for the RSUs is satisfied in 16 equal quarterly installments beginning on September 16, 2019, subject to continued service with us through each such date. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.
(11)Amount reflects shares of our Class B common stock subject to an award of RSUs pursuant to the terms and conditions of our 2015 Plan and an RSU agreement thereunder. The RSUs vest upon the satisfaction of both a service condition and a performance condition. The service condition for the RSUs is satisfied in 16 equal quarterly installments beginning on November 16, 2020. The performance condition for the RSUs was satisfied upon the occurrence of our IPO.
(12)Mr. Phillips and Mr. Eltoukhy have both elected to automatically convert their Class B common stock into Class A common stock upon vesting.
Potential Payments upon Termination or Change in Control
Executive Change in Control and Severance Plan
In June 2021, we adopted an Executive Change in Control and Severance Plan, or our Severance Plan. Our Severance Plan has a term of three years commencing on the date the Severance Plan was adopted and became effective, unless the administrator decides to sooner terminate the Severance Plan in writing or the affected participant consents to an earlier termination. However, in the event of a change in control where there are fewer than three months remaining during the term of the Severance Plan, the term will extend automatically through the date that is 18 months following the date of the change in control, unless the affected participant consents to an earlier termination. Additionally, if, during the term, there has been an initial occurrence of an act or omission by the company constituting grounds for “good reason” (as defined in the Severance Plan) and the expiration date of the cure period could occur following the expiration of the Severance Plan’s term, then the term will extend automatically through the date that is 30 days following the expiration of the cure period, but such extension will only apply with respect to the occurrence of an act or omission by the company constituting grounds for good reason.
Under our Severance Plan, our named executive officers and certain other key employees will be eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Severance Plan. Our Severance Plan is designed to attract, retain, and reward senior level employees. The severance payments and benefits under the Severance Plan generally are in lieu of any other severance payments and benefits to which a participant was entitled before signing his or her participation agreement, except as specifically provided under the participation agreement.
Each of our named executive officers is a participant under our Severance Plan and eligible for the rights to the applicable payments and benefits described below.
In the event of a termination of the employment of a named executive officer by us for a reason other than “cause” or the named executive officer’s death or “disability” (as such terms are defined in our Severance Plan), that occurs outside the change in control period (as described below), the named executive officer will be entitled to the following payments and benefits:
•a lump sum payment equal to 50% (or in the case of Mr. Eltoukhy, 25%) of the named executive officer’s annual base salary, plus 50% (or in the case of Mr. Eltoukhy, 25%) of the named executive officer’s target annual bonus as in effect for the fiscal year in which the termination occurs; and
•reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended, or COBRA, for a period of six months (or in the case of Mr. Eltoukhy, three months); and

•satisfaction of the time and service-based vesting requirements under then-outstanding and unvested equity awards (but without waiver of any cliff service vesting date) as if the named executive officer had continued employment with the company for six months (or in the case of Mr. Eltoukhy, three months) after the date of the named executive officer’s termination.
In the event of a termination of the employment of Mr. Biswas by us for a reason other than “cause” or his death or “disability” or by him for “good reason” (as such terms are defined in our Severance Plan), in either case, occurring within a period beginning three months prior to and ending 18 months following a “change in control” (as defined in our Severance Plan), Mr. Biswas will be entitled to the following payments and benefits:
•a lump sum payment equal to (i) 100% of his annual base salary, plus (ii) 100% of his target annual bonus as in effect for the fiscal year in which the change in control qualifying termination of employment occurs;
•reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the COBRA for a period of 12 months; and
•100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting (other than a “Liquidity Event Trigger” described below), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s), unless otherwise determined by the applicable agreement governing the equity award with performance-based vesting.
In the event of a termination of the employment of Mr. Phillips by us for a reason other than “cause” or his death or “disability” or by him for “good reason” (as such terms are defined in our Severance Plan), in either case, occurring within a period beginning three months prior to and ending 18 months following a “change in control” (as defined in our Severance Plan), Mr. Phillips will be entitled to the following payments and benefits:
•a lump sum payment equal to (i) 50% of his annual base salary, plus (ii) 50% of his target annual bonus as in effect for the fiscal year in which the change in control qualifying termination of employment occurs;
•reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the COBRA for a period of six months; and
•100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting (other than a “Liquidity Event Trigger” described below), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s), unless otherwise determined by the applicable agreement governing the equity award with performance-based vesting.
The receipt of the payments and benefits provided for under the Severance Plan described above is conditioned on the named executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer’s involuntary termination of employment, as well as continued compliance with (i) any confidentiality, proprietary information, and inventions agreement applicable to the named executive officer and (ii) the non-disparagement covenant in the Severance Plan.
Any provision in a named executive officer’s existing offer letter, employment agreement, and/or equity award agreement with us that provides for vesting of the named executive officer’s restricted stock units upon (i) the effective date of the initial public offering of our securities or (ii) the date of an acquisition, in either case, a Liquidity Event Trigger, or such other similar terms as set forth in such agreement will not be superseded by the Severance Plan or the named executive officer’s participation agreement and will continue in full force and effect pursuant to its existing terms.
In addition, if any of the payments or benefits provided for under our Severance Plan or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the named executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. Our Severance Plan does not require us to provide any tax gross-up payments to the named executive officers.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of January 29, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan (2)	38,080,174	$3.78	—
2021 Equity Incentive Plan (3)	3,123,995	—	54,043,057
2021 Employee Stock Purchase Plan (3)	—	—	10,200,000
Equity compensation plans not approved by security holders	—	—	—
Total	41,204,169	$3.78	64,243,057
_________________________
(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our Class A common stock or Class B Common Stock subject to outstanding RSUs, which have no exercise price.
(2)As a result of our IPO and the adoption of 2021 Equity Incentive Plan, or the 2021 Plan, we no longer grant awards under the 2015 Equity Incentive Plan, or the 2015 Plan; however, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan. The shares of Class A common stock available for issuance under the 2021 Plan will be increased by a number of shares of Class A common stock equal to (a) any shares of Class B common stock subject to outstanding awards under the 2015 Plan that, on or after the effective date of the registration statement relating to our IPO (the “Registration Date”), expire or otherwise terminate without having been exercised or issued in full, (b) any shares of Class B common stock that, on or after the Registration Date, are tendered to or withheld by us for payment of an exercise price or for tax withholding obligations and (c) any shares of Class B common stock issued pursuant to the 2015 Plan that, on or after the Registration Date, are forfeited to or repurchased by us due to failure to vest. The maximum number of shares of Class A common stock that can be added to the 2021 Plan from the 2015 Plan is 57,631,084.
(3)Consists of 54,043,57 shares of our Class A common stock reserved for issuance under our 2021 Plan and 10,200,000 shares of our Class A common stock reserved for issuance under our 2021 Employee Stock Purchase Plan, or our 2021 ESPP. Our 2021 Plan provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 50,600,000 shares, (ii) five percent (5%) of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such number of shares of Class A common stock determined by the administrator of our 2021 Plan. Our 2021 ESPP provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 10,200,000 shares, (ii) one percent (1%) of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such number of shares of Class A common stock determined by the administrator of our 2021 ESPP. On January 30, 2022, the number of shares of our Class A common stock available for issuance under our 2021 Plan and our 2021 ESPP increased by 25,273,808 and 5,054,762 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 1, 2022 for:
•each of our named executive officers;
•each of our directors;
•all of our current directors and executive officers as a group; and
•each person known by us to be the beneficial owner of more than 5% of the outstanding shares of each of our Class A common stock and Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 80,195,399 shares of our Class A common stock, 428,636,573 shares of our Class B common stock, and no shares of our Class C common stock outstanding as of April 1, 2022. We have deemed shares of our Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 1, 2022 and RSUs that are scheduled to vest and settle within 60 days of April 1, 2022 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Samsara Inc., 350 Rhode Island Street, 4th Floor, South Building, San Francisco, CA 94103.

	Shares Beneficially Owned				Percent of Total Voting Power (1)
	Class A Common Stock		Class B Common Stock+
Name of Beneficial Owner	Number	Percentage	Number	Percentage
Named Executive Officers and Directors:
Sanjit Biswas (2)	—	—%	117,776,936	27.2%	26.7%
Dominic Phillips	1,419,228	1.8%	—	—%	*
Adam Eltoukhy	243,679	*	—	—%	*
Marc Andreessen (3)	3,995,652	5.0%	82,186,265	19.2%	18.9%
John Bicket (4)	—	—%	114,302,595	26.6%	26.1%
Sue Bostrom	60,000	*	—	—%	*
Jonathan Chadwick	30,516	*	152,576	*	*
Ann Livermore	—	—%	—	—%	*
Hemant Taneja (5)	2,000,000	2.5%	45,428,587	10.6%	10.4%
Sue Wagner	—	—%	138,336	*	*
All directors and executive officers as a group (13 persons) (6)	7,931,643	9.9%	390,019,356	89.8%	88.4%
Greater than 5% Stockholders:
Entities affiliated with Andreessen Horowitz (7)	3,995,652	5.0%	82,186,265	19.2%	18.9%
Entities affiliated with General Catalyst (8)	2,000,000	2.5%	45,428,587	10.6%	10.4%
Greenoaks Capital Partners LLC (9)	4,119,911	5.1%	—	—%	*
_________________________
*Represents beneficial ownership or voting power of less than one percent (1%).
+    The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

(1)Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.
(2)Consists of (i) 113,585,594 shares of Class B common stock held by Mr. Biswas or by trusts in which Mr. Biswas has voting or investment power over the shares and (ii) 4,191,342 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of April 1, 2022 by Mr. Biswas, of which 1,983,210 will be fully vested as of such date.
(3)Consists of shares held by the entities affiliated with Andreessen Horowitz identified in footnote 7.
(4)Consists of (i) 113,732,564 shares of Class B common stock held by Mr. Bicket or by trusts in which Mr. Bicket has voting or investment power over the shares and (ii) 570,031 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of April 1, 2022 by Mr. Bicket, of which 451,274 will be fully vested as of such date.
(5)Consists of shares held by the entities affiliated with General Catalyst identified in footnote 8.
(6)Consists of (i) 7,931,643 shares of Class A common stock and 384,499,476 shares of Class B common stock beneficially owned by our executive officers and directors and (ii) 5,519,880 shares of Class B common stock subject to outstanding options that are exercisable by our executive officers and directors within 60 days of April 1, 2022, of which 3,121,736 will be fully vested as of such date.
(7)Consists of (i) 4,974,501 shares of Class B common stock held of record by AH Parallel Fund IV, L.P., for itself and as nominee for AH Parallel Fund IV-A, L.P., AH Parallel Fund IV-B, L.P., and AH Parallel Fund IV-Q, L.P. (collectively, the “AH Parallel Fund IV Entities”), (ii) 5,633,880 shares of Class B common stock held of record by AH Parallel Fund V, L.P., for itself and as nominee for AH Parallel Fund V-A, L.P., AH Parallel Fund V-B, L.P., and AH Parallel Fund V-Q, L.P. (collectively, the “AH Parallel Fund V Entities”), (iii) 58,016,602 shares of Class B common stock held of record by Andreessen Horowitz Fund IV, L.P., for itself and as nominee for Andreessen Horowitz Fund IV-A, L.P., Andreessen Horowitz Fund IV-B, L.P., and Andreessen Horowitz Fund IV-Q, L.P. (collectively, the “AH Fund IV Entities”), (iv) 13,561,282 shares of Class B common stock held of record by Andreessen Horowitz LSV Fund I, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P. (collectively, the “AH LSV Fund I Entities”), and (v) 3,995,652 shares of Class A common stock held of record by Andreessen Horowitz LSV Fund III, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P. and AH 2022 Annual Fund, L.P. (collectively, the “AH LSV Fund III Entities”). AH Equity Partners IV (Parallel), L.L.C. (“AH EP IV Parallel”), the general partner of the AH Parallel Fund IV Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH Parallel Fund IV Entities. The managing members of AH EP IV Parallel are Marc Andreessen and Benjamin Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Parallel Fund IV Entities. AH Equity Partners V (Parallel), L.L.C. (“AH EP V Parallel”), the general partner of the AH Parallel Fund V Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH Parallel Fund V Entities. The managing members of AH EP V Parallel are Marc Andreessen and Benjamin Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Parallel Fund V Entities. AH Equity Partners IV, L.L.C. (“AH EP IV”), the general partner of the AH Fund IV Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH Fund IV Entities. The managing members of AH EP IV are Marc Andreessen and Benjamin Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Fund IV Entities. AH Equity Partners LSV I, L.L.C. (“AH EP LSV I”), the general partner of the AH LSV Fund I Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH LSV Fund I Entities. The managing members of AH EP LSV I are Marc Andreessen and Benjamin Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the held by the AH LSV Fund I Entities. AH Equity Partners LSV III, L.L.C. (“AH EP LSV III”), the general partner of the AH LSV Fund III Entities, may be deemed to have sole voting and dispositive power over the shares held by the AH LSV Fund III Entities. The managing members of AH EP LSV III are Marc Andreessen and Benjamin Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the held by the AH LSV Fund III Entities. The address for each of these entities is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(8)Consists of (i) 3,943,716 shares of Class B common stock held of record by GC Venture VIII, LLC (“GCVVIII”), (ii) 8,588,813 shares of Class B common stock held of record by GC Venture VIII-B, LLC (“GCVVIIIB”), (iii) 14,187,815 shares of Class B common stock held of record by General Catalyst Group VIII Supplemental, L.P. (“GCGVIIIS”), (iv) 14,187,815 shares of Class B common stock held of record by General Catalyst Group VIII, L.P. (“GCGVIII”), (v) 4,520,428 shares of Class B common stock held of record by General Catalyst Group X - Endurance, L.P. (“GCGXE”) and (vi) 2,000,000 shares of Class A common stock held of record by General Catalyst Group XI - Endurance, L.P. (“GCGXIE”). General Catalyst Group Management Holdings GP, LLC (“GCGMH LLC”) is the general partner of General Catalyst Group Management Holdings, L.P., which is the manager of General Catalyst Group Management, LLC, which is (1) the manager of GC Venture VIII Manager, LLC, which is the manager of GCVVIII, (2) the manager of GC Venture VIII-B Manager, LLC, which is the manager of GCVVIIIB, (3) the manager of General Catalyst GP VIII, LLC (“GCGPVIII”), which is the general partner of General Catalyst Partners VIII, L.P., which is the general partner of GCGVIII and GCGVIIIS, (4) the manager of General Catalyst GP X – Growth Venture LLC, which is the general partner of General Catalyst Partners X – Growth Venture, L.P., which is the general partner of GCGXE and (5) the manager of General Catalyst Endurance GP XI, LLC, which is the general partner of General Catalyst Partners XI – Endurance, L.P., which is the general partner of GCGXIE. Kenneth Chenault, Joel Cutler, David Fialkow and Hemant Taneja are managing members of GCGMH LLC, and, as a result, may be deemed to share voting and investment power with respect to the shares held by GCVVIII, GCVVIIIB, GCGVIIIS, GCGVIII, GCGXE and GCGXIE. Each party named above disclaims beneficial ownership of such shares. The principal business address of the foregoing entities and persons is 20 University Road, Suite 450, Cambridge, MA 02138.
(9)Pursuant to a Schedule 13G/A filed with the SEC on April 11, 2022, Greenoaks Capital Partners LLC reported that as of March 31, 2022 it had shared voting power and shared dispositive power over 4,119,911 shares of Class A Common Stock, and that its principal address is 535 Pacific Ave, 4th Floor, San Francisco, CA 94133.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since the beginning of our last fiscal year, and each currently proposed transaction, in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, dated January 13, 2021, pursuant to which certain holders of our capital stock, including entities affiliated with Andreessen Horowitz, entities affiliated with General Catalyst, and Mr. Biswas, Mr. Bicket, Mr. McCall and Mr. Calderon (including certain of their affiliated trusts), have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing. Mr. Andreessen and Mr. Taneja are affiliated with Andreessen Horowitz and General Catalyst, respectively.
Limitation of Liability and Indemnification of Officers and Directors
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which they derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that they are or were one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that they are or were one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, amended and restated bylaws and in indemnification agreements that we have entered into or will enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board of Directors.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Policies and Procedures for Related Person Transactions
Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our written policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC by the reporting persons, and written representations from certain reporting persons, we believe that our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements applicable to them. We did, however, report one gift transaction for Mr. Sekar promptly after the applicable Form 5 filing deadline.
Stockholder Proposals or Director Nominations for Fiscal Year 2024 Annual Meeting
If a stockholder would like us to consider including a proposal in our proxy statement for our fiscal year 2024 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before January 5, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Samsara Inc.
Attention: Corporate Secretary
350 Rhode Island Street, 4th Floor, South Building
San Francisco, California 94103
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our fiscal year 2024 annual meeting, the stockholder must provide timely written notice to our corporate secretary at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely for the fiscal year 2024 annual meeting, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:
•no earlier than 8:00 a.m., Pacific Time, on February 22, 2023, and
•no later than 5:00 p.m., Pacific Time, on March 24, 2023.
In the event that we hold our fiscal year 2024 annual meeting more than 25 days before or after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:
•no earlier than 8:00 a.m., Pacific Time, on the 120th day prior to the day of our fiscal year 2024 annual meeting, and
•no later than 5:00 p.m., Pacific Time, on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Fiscal Year 2022 Annual Report and SEC Filings
We have filed our Annual Report on Form 10-K for our fiscal year ended January 29, 2022 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K on our investor relations website at https://investors.samsara.com/overview and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Samsara Inc., 350 Rhode Island Street, 4th Floor, South Building, San Francisco, California 94103, Attention: Investor Relations.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *
The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
San Francisco, California
May 5, 2022

samsara

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 21, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IOT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 21, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D85235-P75481

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAMSARA INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Sanjit Biswas
02) John Bicket
03) Marc Andreessen
04) Sue Bostrom
05) Jonathan Chadwick
06) Ann Livermore
07) Hemant Taneja
08) Sue Wagner

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. The ratification of the appointment of Deloitte & Touche LLP as Samsara Inc.'s independent registered public accounting firm for the fiscal year ending January 28, 2023.	☐	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

D85236-P75481

SAMSARA INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
June 22, 2022

The undersigned stockholder(s) hereby appoint(s) Sanjit Biswas, John Bicket, Dominic Phillips and Adam Eltoukhy, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Samsara Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on June 22, 2022, at www.virtualshareholdermeeting.com/IOT2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE NAMED PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side